EXHIBIT 32

     The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Executive Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VNUS Medical Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

     (i) the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRIAN E. FARLEY
Brian E. Farley
President, Chief Executive Officer and Director

Dated: March 31, 2005

     A signed original of this written statement required by Section 906 has been provided to VNUS Medical Technologies, Inc. and will be retained by VNUS Medical Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Financial Officer

     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VNUS Medical Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

     (i) the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY A. MARCOTTE
Timothy A. Marcotte
Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: March 31, 2005

     A signed original of this written statement required by Section 906 has been provided to VNUS Medical Technologies, Inc. and will be retained by VNUS Medical Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.